SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT   |X|

FILED BY A PARTY OTHER THAN THE REGISTRANT    |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE ARISTOTLE CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee previously paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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

                            THE ARISTOTLE CORPORATION
                                  27 Elm Street
                          New Haven, Connecticut 06510
                                 (203) 867-4090

October 1, 1999

Dear Stockholder,

      You are cordially invited to attend the 1999 Annual Meeting of Stockholders of The Aristotle Corporation, a Delaware corporation ("Aristotle"), to be held at 2:00 p.m. on November 10, 1999 at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut (including any adjournment or postponement thereof, the "Annual Meeting").

      At the Annual Meeting, you will be asked (i) to elect three persons to the Board of Directors of Aristotle and (ii) to ratify the selection of Arthur Andersen LLP as Aristotle's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

      It is very important that your shares of Common Stock and Preferred Stock be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete the accompanying form of proxy and return such form of proxy in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may revoke the proxy given on such form and vote in person if you wish, even if you have previously returned your form of proxy.

      I look forward to seeing you at the meeting.

                                      Sincerely,


                                   /s/ Paul M. McDonald
                                   Paul M. McDonald
                                   Chief Financial Officer and Secretary

                           YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                            THE ARISTOTLE CORPORATION

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 10, 1999

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of the Stockholders of The Aristotle Corporation ("Aristotle") will be held at 2:00 p.m. on Wednesday, November 10, 1999 at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut (including any adjournment or postponement thereof, the "Annual Meeting"), for the following purpose:

            1. To elect three directors for three-year terms and until their successors are duly elected and qualified;

            2. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent accountants of Aristotle for the fiscal year ending June 30, 2000; and

            3. To consider and take action upon any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

      It is not anticipated that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

      The Board has fixed the close of business on September 24, 1999 as the record date (the "Record Date") for the determination of the Stockholders entitled to notice of and to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY USING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID, RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. YOUR PROMPT ATTENTION IS APPRECIATED.

                                          By Order of the Board of Directors,


                                          /s/ Paul M. McDonald
                                          Paul M. McDonald
                                          Secretary
New Haven, Connecticut
Dated:  October 1, 1999

                            THE ARISTOTLE CORPORATION
                                  27 ELM STEET
                          NEW HAVEN, CONNECTICUT 06510
                                 (203) 867-4090

                                 PROXY STATEMENT

                1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                NOVEMBER 10, 1999

                               GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of The Aristotle Corporation ("Aristotle"), a Delaware corporation, of proxies, in the accompanying form, to be used at the 1999 Annual Meeting of Stockholders to be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut on November 10, 1999 at 2:00 p.m., and at any adjournments or postponements thereof (the "Annual Meeting").

      Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the three nominees for director named herein and FOR the ratification of the appointment of Arthur Andersen LLP as Aristotle's independent public accountants for the fiscal year ending June 30, 2000 (collectively, the "Proposals"). Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

      A Stockholder may revoke his or her proxy at any time prior to its use:
(i) by delivering to the Secretary of Aristotle at or before the Annual Meeting a signed notice of revocation or a later dated signed proxy; or (ii) by attending the Annual Meeting, notifying the Secretary, and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

      The presence at the Annual Meeting, in person or by proxy, of the holders of one-third of Aristotle's aggregate shares of (i) issued and outstanding common stock, par value $.01 per share ("Common Stock"), and (ii) issued and outstanding Series F, G and H preferred stock, par value $.01 per share (the "Series F, G and H Preferred Stock") on the Record Date is necessary to constitute a quorum. The holders of Aristotle's shares of issued and outstanding Series E preferred stock, par value $.01 per share (the "Series E Preferred Stock") are not entitled to vote on the election of directors or the ratification of independent public accountants. The Series F, G and H Preferred Stock and the Series E Preferred Stock are sometimes collectively referred to as the "Preferred Stock".

      All Stockholders who deliver properly executed and dated proxies to Aristotle prior to the date of the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies are marked to direct the proxy holders to vote for or against, or to abstain from voting on, the Proposals, or are not marked to indicate any voting direction. The approval of Proposal 1 requires an affirmative vote of a plurality of the votes cast by the holders of Common Stock and the holders Series F, G and H Preferred Stock, voting as a single class, at the Annual Meeting. The approval of Proposal 2 requires an affirmative vote of a majority of the votes cast by the holders of the Common Stock and the holders

Series F, G and H Preferred Stock, voting as a single class, at the Annual Meeting. With respect to the tabulation of votes on any matter, abstentions are treated as votes against a proposal, while broker non-votes have no effect on the vote.

      The Board of Directors has fixed the close of business on September 24, 1999 as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock and Preferred Stock entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 1,233,118 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of record of Common Stock on the Record Date is entitled to cast one vote per share of Common Stock, in person or by proxy, on the Proposals. In addition, as of the Record Date, an aggregate of 569,013 shares of Preferred Stock were outstanding, consisting of 489,131 shares of Series E Preferred Stock and an aggregate of 79,882 shares of Series F, G and H Preferred Stock. The holders of Series E Preferred Stock are entitled to cast one vote per share and to vote with the Common Stock as a single class on all matters other than the election of directors (Proposal 1) and the appointment of accountants (Proposal
2). The holders of Series F, G and H Preferred Stock are entitled to cast one vote per share and to vote with the Common Stock as a single class on all matters. The Common Stock and the Preferred Stock constitute the only outstanding capital stock of Aristotle.

      The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by Aristotle. In addition, Aristotle will reimburse brokerage firms and other persons representing beneficial owners of Common Stock and Preferred Stock of Aristotle for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors or officers of Aristotle. No additional compensation will be paid for such solicitation.

      This Proxy Statement and the accompanying proxy are being mailed on or about October 12, 1999 to all Stockholders entitled to notice of and to vote at the Annual Meeting.

      The Annual Report to Stockholders for the fiscal year ended June 30, 1999 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

      The Amended Bylaws of Aristotle (the "Amended Bylaws") provide that the number of directors shall not be less than seven (7) nor more than fifteen (15), as fixed by the Board of Directors. The Amended and Restated Certificate of Incorporation and the Amended Bylaws provide that the directors be divided into three classes, as equal in number as possible, with terms expiring in successive years. Directors are elected by the stockholders, other than in the case of newly created directorships, in which case a majority of the Directors then in office appoint an individual to fill the newly created directorship. Directors are elected for terms of three years, or, in the case of newly created directorships, for a full term for the class of directors in which the new directorship was created and, in any case, until their successors are elected and qualified. At the Annual Meeting, three directors will each be elected for three-year terms. As of the date of the last annual meeting, there were nine (9) directorships. As of June 30, 1999, there were nine (9) directorships.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

      It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as director of all of the persons named below as nominees, unless contrary instructions are given on the proxy. The Board of Directors believes that all of the nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or becomes unable to accept election, the proxies will be voted for the election of such other person or persons as a majority of the Board of Directors may recommend.

      The following table sets forth the names of the Board of Director's three nominees for election as directors. Also shown is certain other information, some of which has been obtained from Aristotle's records and some of which has been supplied by the nominees and continuing directors, with respect to each nominee's or director's principal occupation or employment during the past five years, his or her age at September 1, 1999, the periods during which he or she has served as a director of Aristotle and the positions currently held with Aristotle.

                                            Director of the  Positions Held with
                 Nominees             Age    Company Since        the Company
                 --------             ---    -------------        -----------

      Steven B. Lapin ..............  54       1998               Director
      Daniel J. Miglio .............  59       1990               Director
      John Lahey ...................  53       N/A                  None

      Steven B. Lapin has been President, Chief Operating Officer of Geneve Corporation, a private diversified holding company, and a director for more than five years. Mr. Lapin is also Vice Chairman and a director of Independence Holding Company, a holding company engaged principally in the life and health insurance business.

      Daniel J. Miglio was formerly Chairman, President and Chief Executive Officer of Southern New England Telecommunications Corporation ("SNET"), a publicly-held telecommunications company. He had been employed by SNET from 1962 through 1998. Mr. Miglio also serves as a director of the United Illuminating Company.

      John Lahey is the President of Quinnipiac College, a private college located in Hamden, Connecticut. Dr. Lahey has been the President for the past 12 years. He also serves on the Board of Trustees of Yale-New Haven Hospital and on the Board of Directors of the United Illuminating Company.

                                         Director of the    Positions Held with
       Continuing Directors        Age    Company Since        the Company
       --------------------        ---    -------------        -----------

     Directors with terms
     expiring in 2000:

     Robert Fiscus..............    62        1991                Director
     Betsy Henley Cohn..........    46        1993                Director
     John C. Warfel.............    47        1994                Director

     Directors with terms
     expiring in 2001:

     John J. Crawford...........    54        1989          Director, President,
                                                               Chief Executive
                                                            Officer and Chairman
                                                                of the Board
     Edward Netter..............    67        1998                Director
     Sharon M. Oster............    51        1992                Director

      Robert L. Fiscus is Vice Chairman and Chief Financial Officer of The United Illuminating Company, a publicly-held electric utility company, where he previously served as President and Chief Financial Officer. Mr. Fiscus has been employed by The United Illuminating Company since 1972 and also serves as a director of the United Illuminating Company.

      Betsy Henley-Cohn is Chairperson of Birmingham Utilities, Inc., a water utility in Ansonia, Connecticut, and Joseph Cohn & Son, Inc., in New Haven, Connecticut. Ms. Henley-Cohn has been employed by Birmingham Utilities, Inc. since 1993 and by Joseph Cohn & Son, Inc. since 1978. She also serves as a director of The United Illuminating Company and Citizens Bank of Connecticut.

      John C. Warfel has been the Senior Vice President, Administration and Finance and Chief Financial Officer of Starter Corporation, a leading sports apparel manufacturer since March 1995. He has been employed by Starter Corporation since 1988.

      John J. Crawford has been President and Chief Executive Officer of Aristotle since April 1990 and Chairman of the Board since April 1993. Since July 1994, Mr. Crawford has served Aristotle in a part-time capacity. Mr. Crawford also serves as Chairman of Simulaids, Inc., Aristotle's wholly-owned subsidiary. Mr. Crawford is also the Chief Executive Officer of the Regional Water Authority, a utility located in New Haven, Connecticut. Mr. Crawford is also a member of the Board of Directors of Webster Financial Corporation and American Educational Products.

      Edward Netter has been Chairman, Chief Executive Officer and a director of Geneve Corporation, a private diversified holding company, for more than five years. Mr. Netter is also Chairman, Chief Executive Officer and a director of Independence Holding Company, a holding company engaged principally in the life and health insurance business.

      Sharon M. Oster has been a Professor of Economics at the School of Organization and Management, Yale University since 1982. Ms. Oster is a director of two publicly-held companies, Health Care REIT, a real estate investment company, and TransPro, Inc., a manufacturer of automotive/industrial-related products

BOARD OF DIRECTORS' COMMITTEES AND NOMINATIONS BY STOCKHOLDERS

      To select nominees for election as directors, the Board of Directors of Aristotle met on September 9, 1999 and made its nominations for the Annual Meeting. Aristotle's Amended Bylaws provide that to be eligible for nomination as a director of Aristotle, a person must be a resident of the State of Connecticut or have been previously a resident for at least three years. The Amended Bylaws further provide that nominations of persons for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors at the meeting who provides timely notice in writing to the Secretary of Aristotle and who complies with the requirement to set forth certain information specified in Article III, Section 13 of the Amended Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of Aristotle not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders. Public disclosure of the date of the Annual Meeting was made by issuance of a press release on September 28, 1999. No stockholder nominations for directors have been submitted in connection with the Annual Meeting.

      The Board of Directors has appointed a standing Audit Committee, which during the year ended June 30, 1999 conducted two (2) meetings. The members of the Audit Committee were Messrs. Fiscus, Warfel, Banducci and Lapin. The duties of the Audit Committee include reviewing the financial statements of the Company and the scope of the independent annual audit and internal audits. It also reviews the independent accountants' letter to management concerning the effectiveness of the Company's internal financial and accounting controls, and reviews and recommends to the Board of Directors the firm to be engaged as the Company's independent accountants. The Audit Committee may also examine and consider such other matters relating to the financial affairs and operations of the Company as it determines to be appropriate.

      The Board of Directors of Aristotle also has appointed a Human Resources and Stock Option Committee comprised of three directors, which during the fiscal year ended June 30, 1999 conducted one (1) meeting. The Human Resources and Stock Option Committee reviews the salary structure and policies of Aristotle and its subsidiaries, administers Aristotle's 1997 Employee and Director Stock Option Plan (the "1997 Stock Option Plan"), selects the eligible persons to whom stock options or stock appreciation rights will be granted, and prescribes the terms and provisions of each such option or right. The members of the Human Resources and Stock Option Committee during the fiscal year ended June 30, 1999 were Ms. Oster and Messrs. Fiscus and Miglio.

      During the fiscal year ended June 30, 1999, the Board of Directors of Aristotle held seven (7) meetings. During fiscal 1999, none of the directors attended less than 75% of the total number of meetings of the Board of Directors and committees of which they were members, except for John Warfel who attended 70% of such meetings.

                            COMPENSATION OF DIRECTORS

      Effective January 1, 1998, directors of Aristotle, other than officers, each receive a retainer of $7,500, payable semi-annually in 50% Common Stock and 50% cash and $500 per meeting attended. The Common Stock is payable in six month intervals and is valued based on its average market value during the ten days preceding the payment date. In addition to the retainer, the Chairperson and the members of board committees receive $550 or $500, respectively, for each committee meeting attended. During the fiscal year ended June 30, 1999, Aristotle did not pay the entire amount of the retainer. Accordingly, Aristotle has accrued an aggregate of $137,000 for the payment of such retainers to directors.

      Non-employee directors are eligible to receive grants of stock options under the 1997 Stock Option Plan. The 1997 Stock Option Plan provides for the automatic grant of non-qualified options to non-employee directors of the Company. Each non-employee director, upon first being elected to the Board of Directors, will receive an option to purchase 2,500 shares, which will vest after completion of one year of service on the Board of Directors. Additionally, the 1997 Stock Option Plan provides for a grant to each non-employee director on the date of his or her reelection (provided that the director has served as a director since his or her initial election) of an option to purchase 1,000 shares, which vests upon completion of one year of service on the Board of Directors.

                               EXECUTIVE OFFICERS

      The following table sets forth, as of September 1, 1999, the name of the Company's current executive officer who is not a director, his age, and all positions held with the Company. The executive officer serves at the discretion of the Board of Directors, subject to an Employment Agreement that the Company has entered into with the executive officer.

          Name                Age             Position With the Company
          ----                ---             -------------------------

    Paul M. McDonald           46         Chief Financial Officer and Secretary

      The principal occupations of the executive officer for the last five years are set forth below.

      Paul M. McDonald has been the Chief Financial Officer of Aristotle since November 1994. Mr. McDonald has been the Secretary of Aristotle since April 1994. Mr. McDonald also serves as Vice Chairman, Treasurer and Secretary of Simulaids, Inc., Aristotle's wholly-owned subsidiary. In addition, Mr. McDonald served as the Chief Financial Officer and a Director of Strouse since 1989 and as the Secretary of Strouse since September 1995.

                             EXECUTIVE COMPENSATION

      The following table sets forth certain information for the periods indicated regarding cash and other compensation paid to, earned by, or awarded to the Company's Chief Executive Officer and certain other executive officers of the Company (collectively, the "Named Officers") whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1999.

                           Summary Compensation Table

                                                   Annual Compensation            Long Term Compensation
                                                   -------------------            ----------------------
                                                                              Options            All Other
                                                                              -------            ---------
          Name and Principal Position      Year     Salary $       Bonus $    Awarded #       Compensation $
          ---------------------------      ----     --------       -------    ---------       --------------
John J. Crawford.........................  1999     $100,000(1)  $   0         20,000           $      0
  President, Chief Executive Officer and   1998       80,000(1)      0         20,000                  0
  Chairman of the Board                    1997       60,000(1)      0              0                  0

Paul McDonald............................  1999     $149,000     $ 24,213(2)   20,000             $2,622(3)
  Chief Financial Officer and Secretary    1998      148,529       30,000(2)   10,000              2,019(3)
                                           1997      108,947       20,000(2)        0              1,408(3)

------------

(1) In fiscal 1999, salary includes $40,000 in shares of Common Stock; in fiscal 1998, salary includes $32,000 in shares of Common Stock, and in fiscal 1997, salary includes $20,000 in shares of Common Stock.

(2) In fiscal 1999, the Company paid Mr. McDonald a $24,213 performance bonus for meeting management objectives. In fiscal 1998 and 1997, the Company paid Mr. McDonald bonuses in recognition of certain additional services rendered to the Company.

(3) Other compensation for Mr. McDonald, is comprised of the following: in fiscal 1999, $373 paid for term life insurance premiums and $2,249 paid as a contribution pursuant to the SEP Plan for Mr. McDonald; in fiscal 1998, $278 paid for term life insurance premiums and $1,741 paid as a matching contribution pursuant to the Strouse 401K Plan for Mr. McDonald; in fiscal 1997, $120 paid for term life insurance premiums and $1,288 paid as a matching contribution pursuant to the Strouse 401K Plan for Mr. McDonald.

                        Option Grants in Last Fiscal Year

      The following table sets forth information regarding each stock option granted to a Named Officer during the fiscal year ended June 30, 1999.

                         Number of Securities        % of Total Options
                          Underlying Options      Awarded to Employees in    Exercise Prices
         Name                   Granted(1)            Fiscal Year 1999          ($/share)          Expiration Date
         ----                   --------              ----------------          ---------          ---------------
John J. Crawford                 20,000                     50%                  $5.875           November 17, 2008
Paul McDonald                    20,000                     50%                  $5.875           November 17, 2008

---------
(1)   All stock options were granted under the 1997 Stock Option Plan.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

      The following table sets forth certain information regarding unexercised stock options held as of June 30, 1999, by the Named Officers. No stock options were exercised by the Named Officers during the fiscal year ended June 30, 1999.

                                             Number of Securities                     Value of Unexercised
                                            Underlying Unexercised                    In-the-Money Options
                                         Options at June 30, 1999 (#)                at June 30, 1999 ($)(1)
                                         ----------------------------                -----------------------
             Name                      Exercisable      Unexercisable         Exercisable            Unexercisable
             ----                      -----------      -------------         -----------            -------------
John J. Crawford...............           42,500            30,000               $18,250(2)           $11,250(3)
Paul McDonald..................           29,139             5,000                 7,633(4)             5,625(5)

-----------------
(1) The value of unexercised, "in-the-money" options at June 30, 1999 is the difference between (a) the closing price of Common Stock on June 30, 1999 as reported by Nasdaq ($5.75) - the assumed fair market value - and (b) the per share option exercise price, multiplied by the number of shares of Common Stock underlying such options.
(2) Mr. Crawford holds 12,500 exerciseable options to purchase 12,500 shares of Common Stock that have an exercise price of $10.00 per option which is greater than the fair market value of the Common Stock as of June 30, 1999 ($5.75). Such options are not "in-the-money" and their value, therefore, is zero. The exercise price of Mr. Crawford's remaining 30,000 exerciseable options averages $5.142.
(3) Mr. Crawford holds 20,000 unexercisable options to purchase 20,000 shares of Common Stock that have an exercise price of $5.875 per option which is greater than the fair market value of Common Stock as of June 30, 1999 ($5.75). Such options are not "in-the-money" and their value, therefore, is zero. The exercise price of Mr.Crawford's remaining 10,000 unexercisable options is $4.625.
(4) Mr. McDonald holds 20,000 exerciseable options to purchase 20,000 shares of Common Stock that have an exercise price of $5.875 per option which is greater than the fair market value of the Common Stock as of June 30, 1999 ($5.75). Such options are not "in-the-money" and their value, therefore, is zero. The exercise price of Mr. McDonald's remaining 9,139 exerciseable options averages $5.131.
(5) Mr. McDonald holds 5,000 unexercisable options to purchase 5,000 shares of Common Stock that have an exercise price of $4.625 per option.

                              EMPLOYMENT AGREEMENTS

      The Company entered into an Employment Agreement with Mr. McDonald on December 1, 1998 for term expiring November 30, 2000.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth, as of September 1, 1999, certain information regarding beneficial ownership of the Common Stock and the Preferred Stock by: (i) each person who is known to Aristotle to own beneficially more than 5% of the outstanding shares of either the Common Stock or the Preferred Stock; (ii) each director of Aristotle; (iii) each executive officer of Aristotle who is a Named Officer; and (iv) all executive officers and directors of Aristotle as a group. Unless otherwise indicated, all persons listed below have sole voting and investment power with respect to their shares and the address for each such person is The Aristotle Corporation, 27 Elm Street, New Haven, Connecticut. In preparing the following table, Aristotle has relied on information furnished by such persons.

                                              Number of Shares
                                              of Capital Stock           Percent of Class and
                                             Beneficially Owned          Voting Power of Class        Total
      5% Stockholders, Directors          Common          Preferred     Common         Preferred     Voting
        and Executive Officers            Stock(1)          Stock       Stock(2)        Stock       Power(3)
        ----------------------            --------          -----       --------        -----       --------
5% Stockholders:
Geneve Corporation(4)...............     141,000           512,739       10.46%          90.11%       33.98%

Directors:
  Barry R. Banducci.................      10,344(5)              0          *               *           *
  John J. Crawford..................      88,929(6)              0        6.60%             *          4.51%
  Robert L. Fiscus..................      11,644(7)              0          *               *           *
  Betsy Henley-Cohn.................      26,684(8)              0        1.98%             *          1.35%
  Steven B. Lapin...................           0(9)              0          *               *           *
  Daniel J. Miglio..................      11,444(10)             0          *               *           *
  Edward Netter.....................           0(11)             0          *               *           *
  Sharon M. Oster...................      38,164(12)             0        2.83%             *          1.94%
  John C. Warfel....................       8,737(13)             0          *               *           *

Named Officers (excluding Messr.
Crawford)
  Paul McDonald.....................      32,397(14)         5,702        2.40%           1.00%        2.13%

All Executive Officers and Directors
as a group (10 persons).............     228,343             5,702       16.94%           1.00%       12.07%

-----------------------

*     Less than 1%


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

1 Includes as part of the total number of issued and outstanding shares of Common Stock those stock options which are currently exerciseable by the individual whose share ownership percentage is being calculated, in accordance with the applicable securities regulations.

2 Percentages are calculated by including as part of the total number of issued and outstanding shares of Common Stock those stock options which are currently exerciseable by the individual whose share ownership percentage is being calculated, in accordance with the applicable securities regulations.

3 Percentages are calculated based on the total number of shares of Common Stock and Preferred Stock on a fully converted basis outstanding. Includes as part of the total number of issued and outstanding shares of Common Stock those stock options which are currently exerciseable by the individual whose share ownership percentage is being calculated, in accordance with the applicable securities regulations.

4 The Geneve Corporation address is 96 Cummings Point Road, Stamford, Connecticut. Director Steven B. Lapin is the President and Chief Operating Officer of Geneve Corporation and Director Edward Netter is the Chairman and Chief Executive Officer of Geneve Corporation.

5 Includes 6,886 shares held by Mr. Banducci directly and stock options, which are currently exerciseable, to purchase 3,458 shares.

6 Includes 41,799 shares held by Mr. Crawford directly; 4,580 shares held in his wife's name; 50 shares held in the name of his daughter; and stock options, which are currently exerciseable, to purchase 42,500 shares.

7 Includes 7,307 shares held by Mr. Fiscus directly and 400 shares held jointly with his wife; and stock options, which are currently exerciseable, to purchase 3,937 shares.

8 Includes 6,886 shares held by Ms. Henley-Cohn directly; 14,340 shares held in trusts in which Mrs. Henley-Cohn has the power to vote the shares; 2,000 shares held equally by Ms. Henley-Cohn's son and daughter; and stock options, which are currently exerciseable, to purchase 3,458 shares.

9 Does not include any shares owned by Geneve Corporation. Mr. Lapin is the President and Chief Operating Officer of Geneve Corporation.

10 Includes 7,507 shares held by Mr. Miglio directly; and stock options, which are currently exerciseable, to purchase 3,937 shares.

11 Does not include any shares owned by Geneve Corporation. Mr. Netter is the Chairman and Chief Executive Officer of Geneve Corporation.

12 Includes 8,327 shares held by Ms. Oster directly and 25,900 held by Ms. Oster's husband; and stock options, which are currently exerciseable, to purchase 3,937 shares. Ms. Oster declines control over shares owned by her husband.

13 Includes 5,758 shares held by Mr. Warfel directly; and stock options, which are currently exerciseable, to purchase 2,979 shares.

14 Includes 2,806 shares held by Mr. McDonald directly; stock options, which are currently exerciseable, to purchase 29,139 shares; 5,702 shares of preferred stock; 452 shares held by Janney Montgomery Scott, Inc. under a custodial agreement for Mr. McDonald's benefit. Mr. McDonald disclaims beneficial ownership of the 810 shares held by Janney Montgomery Scott, Inc.

                              CERTAIN TRANSACTIONS

      On April 30, 1999, Aristotle acquired all of the outstanding stock of Simulaids, Inc. ("Simulaids"), a private New York corporation and manufacturer of health and education teaching aids. Simulaids has entered into a management services agreement with an affiliate of a stockholder of Aristotle to provide Simulaids with strategic and operational assistance. As part of this agreement, Simulaids agreed to pay fees of $100,000 per annum. The Management Services Agreement terminates on May 3, 2000, subject to renewal by the mutual written agreement of both parties. In addition, in the ordinary course of its business, Simulaids sells its products to an affiliate of such stockholder of

Aristotle. Sales to this affiliate of the Aristotle stockholder by Simulaids since the date of the acquisition of Simulaids were $92,000.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Aristotle's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which Aristotle's securities are registered initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock or other equity securities of Aristotle. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish Aristotle with copies of all Section 16(a) forms they file. To Aristotle's knowledge, based solely on a review of the copies of such reports furnished to Aristotle, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended June 30, 1999.

THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE COMMON STOCK AND THE HOLDERS OF THE SERIES F, G AND H PREFERRED STOCK, VOTING AS A SINGLE CLASS, AT THE ANNUAL MEETING IS REQUIRED TO ELECT THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                  (PROPOSAL 2)

      On September 9, 1999 the Board of Directors re-appointed Arthur Andersen LLP ("Arthur Andersen") to serve as independent accountants for Aristotle for the fiscal year ending June 30, 2000. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or Aristotle's Amended and Restated Certificate of Incorporation or Amended Bylaws. Arthur Andersen audited Aristotle's financial statements for the fiscal year ended June 30, 1999l. Aristotle expects that representatives of Arthur Andersen will be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

      In the event that ratification of Arthur Andersen as the independent public accountants for Aristotle is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

      Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Arthur Andersen, independent certified public accountants, to audit the books and accounts of Aristotle for the fiscal year ending June 30, 2000.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE COMMON STOCK AND THE HOLDERS OF THE SERIES F, G AND H PREFERRED STOCK, VOTING AS A SINGLE CLASS, AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF THE ACCOUNTANTS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT ACCOUNTANTS.

                     DEADLINE FOR SUBMISSION OF STOCKHOLDER
                        PROPOSALS TO BE PRESENTED AT 2000
                         ANNUAL MEETING OF STOCKHOLDERS

      Any proposal intended to be presented by any stockholder for action at the 2000 Annual Meeting of Stockholders of Aristotle must be received by the Secretary of Aristotle at 27 Elm Street, New Haven, Connecticut 06510, not later than June 3, 2000, in order for the proposal to be considered for inclusion in the proxy statement and proxy relating to the 2000 Annual Meeting. In addition, Aristotle's Amended Bylaws require that notice of stockholder proposals and nominations for director be delivered to the Secretary of Aristotle not less than thirty (30) days nor more than ninety (90) days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than forty-five (45) days prior to the date of such meeting, in which event stockholders may deliver such notice not later than the fifteenth
(15th) day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require Aristotle to include in its proxy statement and proxy relating to the 2000 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of Aristotle does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in their discretion.

                                      By Order of the Board of Directors


                                      /s/ Paul M. McDonald
                                      Paul M. McDonald
                                      Chief Financial Officer and Secretary

October 1, 1999


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